UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2024, Akari Therapeutics, Plc (the “Company”) held its 2024 Annual General Meeting (the “Annual General Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on June 3, 2024 (the “Proxy Statement”), with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of ordinary shares entitled to vote at the Annual General Meeting was 15,847,391,523. The number of ordinary shares present or represented by valid proxy at the Annual General Meeting failed to establish a quorum for the Annual General Meeting. Accordingly, the Annual General Meeting was adjourned to June 28, 2024 (the “Adjourned Annual General Meeting”). The Adjourned Annual General Meeting duly proceeded in accordance with the provisions of the articles of association of the Company and all matters submitted to a vote of the Company’s shareholders at the Adjourned Annual General Meeting were approved and the director nominees were elected.

The voting results below are final and reported in ordinary shares.

Ordinary Resolution	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To receive the report of the Board of Directors and the accounts for the year ended December 31, 2023, together with the report of the statutory auditor and the strategic report.	6,311,484,728	33,260,000	138,680,000	–
To approve the Board of Directors’ Remuneration Report (excluding the Board of Directors’ Remuneration Policy), as set out in the Company’s annual report and accounts for the financial year ended December 31, 2023.	6,303,638,728	36,882,000	142,904,000	–
To re-elect Donald Williams as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Company’s articles of association (the “Articles”).	5,692,126,728	747,748,000	43,550,000	–
To re-elect Michael Grissinger as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	6,276,194,728	204,180,000	3,050,000	–
To re-elect Mohamed Wa’El Ahmed Hashad as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	5,687,886,728	691,988,000	103,550,000	–
To re-elect Samir Patel as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	6,473,892,728	5,982,000	3,550,000	–
To re-elect Raymond Prudo-Chlebosz, M.D. as a director of Akari, as a Class C Director as stated in Article 18.2.3 of the Articles.	6,436,330,728	43,854,000	3,240,000	–
To ratify the appointment of BDO USA, P.C. as independent registered public accounting firm of Akari for the year ending December 31, 2024.	6,409,914,728	716,000	72,794,000	–
To ratify the appointment of Haysmacintyre LLP as statutory auditors of Akari to hold office until the conclusion of the next annual general meeting at which accounts are laid before Akari shareholders.	6,440,226,728	930,000	42,268,000	–

To authorize the audit committee of the Board of Directors of Akari to fix the statutory auditors’ remuneration.	6,440,856,728	3,826,000	38,742,000	–
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in the Proxy Statement.	6,335,386,728	7,448,000	140,590,000	–

Ordinary Resolution	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
To indicate, on a non-binding, advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of Akari’s NEOs.	4,610,354,000	1,866,410,000	2,676,728	3,984,000	–

Based on these results and consistent with the Company’s recommendation, the Company will conduct future advisory votes regarding the compensation of the Company’s NEOs on an annual basis. This policy will remain in effect until the next stockholder vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: July 1, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer